RESIGNATION

To the Board of Directors of
Z Yachts, Inc., dba Boveran Diagnostics Inc,
A Nevada corporation

The undersigned, being an officer and director of the above-named corporation, does hereby resign from all positions as a director effective as of July 16th, 2009.  As my last act I hereby confirm the appointment of Andrew J Schenker as sole Director and intern officer of the corporation.

Dated as of July 16th, 2009

/s/ Anthony Welch
Anthony Welch

RESIGNATION

To the Board of Directors of
Z Yachts, Inc., dba Boveran Diagnostics Inc,
A Nevada corporation

The undersigned, being a director of the above-named corporation, does hereby resign from all positions as a director effective as of July 16th, 2009.  As my last act I hereby confirm the appointment of Andrew J Schenker as sole Director and intern officer of the corporation.

Dated as of July 16th, 2009

/s/ Jason C Eck
Jason C. Eck

RESIGNATION

To the Board of Directors of
Z Yachts, Inc., dba Boveran Diagnostics Inc,
A Nevada corporation

The undersigned, being a director of the above-named corporation, does hereby resign from all positions as a director effective as of July 16th, 2009.  As my last act I hereby confirm the appointment of Andrew J Schenker as sole Director and intern officer of the corporation.

Dated as of July 16th, 2009

/s/ Regina Weller
Regina Weller